UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 19, 2008

BearingPoint, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31451	22-3680505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1676 International Drive
McLean, VA 22102
(Address of principal executive offices)
Registrant’s telephone number, including area code (703) 747-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURES

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On November 19, 2008, Laurent C. Lutz provided BearingPoint, Inc. (the “Company”) with notice of his intention to terminate his employment with the Company and resign from his positions as Chief Legal Officer and Secretary of the Company in order to pursue other professional opportunities. The effective date of Mr. Lutz’s resignation has not yet been determined. Mr. Lutz will remain with the Company for a transition period to be mutually agreed upon by Mr. Lutz and the Company and during such transition period will continue to lead the Company’s legal function and assist the Company in its ongoing debt restructuring activities.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2008	BearingPoint, Inc.
	By:	/s/ Kenneth A. Hiltz
Kenneth A. Hiltz
Chief Financial Officer